Registration No. 333-_________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      Under

                           THE SECURITIES ACT OF 1933

                               ------------------

                             U. S. LABORATORIES INC.
             (Exact name of registrant as specified in its charter)

                Delaware                                       33-0586167
    (State or other jurisdiction of                         (I.R.S. Employer
     incorporation or organization)                        Identification No.)

            7895 Convoy Court
                 Suite 18                                         92111
          San Diego, California                                 (Zip Code)
 (Address of principal executive offices)

                 U. S. Laboratories Inc. 1998 Stock Option Plan
                            (Full title of the plan)

             Dickerson Wright
  President and Chief Executive Officer                    Copy to:
         U. S. Laboratories Inc.
            7895 Convoy Court                            Joseph Lesko
                 Suite 18                               Foley & Lardner
       San Diego, California 92111               402 West Broadway, Suite 2300
              (619) 715-5800                      San Diego, California 92101
   (Name, address and telephone number,                  (619) 234-6655
including area code, of agent for service)

                           --------------------------

                         CALCULATION OF REGISTRATION FEE
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------------------------ ---------------------- ---------------------- ----------------------- ---------------------
                                                  Proposed Maximum        Proposed Maximum
Title of Securities to       Amount to be        Offering Price Per      Aggregate Offering         Amount of
     be Registered            Registered                Share                  Price             Registration Fee
------------------------ ---------------------- ---------------------- ----------------------- ---------------------
Common Stock,  $.01 par
value                       310,000 shares            $3.50(1)             $1,085,000(1)             $302.00
------------------------ ---------------------- ---------------------- ----------------------- ---------------------

(1) Estimated pursuant to Rules 457(c) and (h) under the Securities Act of 1933 solely for the purpose of calculating the registration fee. The price is based upon the average of the high and low price of Common Stock as reported on the Nasdaq SmallCap on July 12, 1999.

                        ---------------------------------
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



                                Explanatory Page

    This registration statement on Form S-8 is being filed for the purpose of registering additional shares of common stock under the U. S. Laboratories Inc. 1998 Stock Option Plan. The prospectus required to be circulated as part of this registration statement relates to this registration statement and to the Form S-8 filed by U. S. Laboratories Inc. on May 18, 1999, SEC file number 333-78707. The contents of Form S-8 registration statement number 333-78707 are incorporated herein by reference.

                                     PART I

    The document or documents containing the information in Part I are not required to be filed with the Securities and Exchange Commission ("Commission") as part of this Form S-8 registration statement.

                                     PART II

    The information required in Part II, except Item 8, is not required to be filed with the Commission as part of this Form S-8 registration statement.







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



Item 8.  Exhibits.

         The  following   exhibits  have  been  filed  (except  where  otherwise
indicated) as part of this Registration Statement:

    Exhibit No.            Exhibit
    -----------            -------

      (4)                  U. S. Laboratories Inc. 1998 Stock Option Plan

      (5)                  Opinion of Foley & Lardner

     (23.1)                Consent of Singer Lewak Greenbaum & Goldstein LLP

     (23.2) Consent of Foley & Lardner (contained in Exhibit 5 hereto)

      (24) Power of Attorney relating to subsequent amendments (included on the signature page to this Registration Statement)




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


                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, and State of California, on June 28, 1999.


                                     U. S. LABORATORIES INC.



                                     By: /S/ DICKERSON WRIGHT
                                         Dickerson Wright,
                                         President and Chief Executive Officer

                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. Each person whose signature appears below constitutes and appoints Dickerson Wright and James D. Wait, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.




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Signature                                        Title                                                 Date
---------                                        -----                                                 ----

/S/ DICKERSON WRIGHT                         Chief Executive Officer, President, and          June 28, 1999
-------------------------------------------  Chairman of the Board
Dickerson Wright


/S/  GARY ELZWEIG                            Executive Vice President and Director            June 28, 1999
-------------------------------------------
Gary Elzweig


/S/  DONALD C. ALFORD                        Executive Vice President, Secretary and          June 28, 1999
-------------------------------------------  Director
Donald C. Alford


/S/  MARK BARON                              Executive Vice President and Director            June 28, 1999
-------------------------------------------
Mark Baron


/S/  MARTIN B. LOWENTHAL                     Executive Vice President and Director            June 28, 1999
-------------------------------------------
Martin B. Lowenthal


/S/  JOSEPH WASILESKI                        Chief Financial Officer and Director (Chief      June 28, 1999
-------------------------------------------  Financial and Accounting Officer)
Joseph Wasilewski


/S/  THOMAS H. CHAPMAN                       Director                                         June 28, 1999
-------------------------------------------
Thomas H. Chapman


/S/  JAMES L. MCCUMBER                       Director                                         June 28, 1999
-------------------------------------------
James L. McCumber


/S/  ROBERT E. PETERSEN                      Director                                         June 28, 1999
-------------------------------------------
Robert E. Petersen


/S/   NOEL SCHWARTZ                          Director                                         June 28, 1999
-------------------------------------------
Noel Schwartz


/S/   IRVIN FUCHS                            Director                                         June 28, 1999
-------------------------------------------
Irvin Fuchs



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



                                  EXHIBIT INDEX


                 U. S. LABORATORIES INC. 1998 STOCK OPTION PLAN


       Exhibit No.                            Exhibit
       -----------                            -------

           (4)              U. S. Laboratories Inc. 1998 Stock Option Plan

           (5)              Opinion of Foley & Lardner

          (23.1)            Consent of Singer Lewak Greenbaum & Goldstein LLP

          (23.2) Consent of Foley & Lardner (contained in Exhibit 5 hereto)

           (24) Power of Attorney relating to subsequent amendments (included on the signature page to this Registration Statement)


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